SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 22, 2003


                                 iPayment, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                        000-50280              62-1847043
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)



                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (615) 665-1858


                                 Not Applicable
                     -------------------------------------
                         (Former name or former address,
                         if changed since last report.)



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Item 2 and Item 5.   Acquisitions or Dispositions of Assets and Other Events
                     and Required FD Disclosure.

     On December 19, 2003, iPayment, Inc. ( "iPayment") and First Data Merchant Services Corporation ("First Data"), a subsidiary of First Data Corp., entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which iPayment acquired (the "Acquisition") a portfolio of agent bank agreements and merchant accounts from First Data. The acquisition was completed on December 19, 2003, for a price of $55 million in cash. Pursuant to the terms of the Asset Purchase Agreement, iPayment will commence receiving revenue from these accounts on January 1, 2004. The purchase price was determined through arm's length negotiations between iPayment and First Data. In order to finance the Acquisition, iPayment has increased its borrowings under its revolving credit facility from $30 million to $65 million from its lead bank, Bank of America, and has used its cash reserves for the balance of the purchase price. iPayment is currently a customer of First Data for merchant processing services.

     The foregoing information is qualified in its entirety by reference to the text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

     iPayment and First Data issued a press release announcing the closing of the Acquisition on December 22, 2003, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired:

     Not applicable.

(b)  Pro Forma Financial Information:

     Not applicable.

(c)  Exhibits:

     2.1 Asset Purchase Agreement, dated as of December 22, 2003, by and between iPayment, Inc. and First Data Corp.

     99.1 Text of press release dated December 22, 2003, issued by iPayment, Inc.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 iPayment, Inc.
                                    (Registrant)


                                 By:    /s/ Clay Whitson
                                    --------------------------------------------
                                    Clay Whitson
                                    Chief Financial Officer



Dated:   December 22, 2003
                                  iPayment, Inc

                           Current Report on Form 8-K

                                  Exhibit Index
                                ----------------


Exhibit No.         Description
-----------         -----------

2.1 Asset Purchase Agreement, dated as of December 19, 2003, by and between iPayment, Inc. and First Data Corp.

99.1 Text of press release dated December 22, 2003, issued by iPayment, Inc.